DELAWARE GROUP STATE TAX FREE INCOME TRUST

Delaware Tax-Free Pennsylvania Fund
(the "Fund")

Supplement to the Fund's Prospectus dated April 30, 2004

The following amends the information in the section titled Who manages the Fund - Portfolio managers on page 11:
Portfolio managers

Patrick P. Coyne, Joseph R. Baxter and Robert F. Collins have primary responsibility for making day-to-day investment decisions for the Fund. Mr. Coyne assumed primary responsibility for managing the Fund in November 1996. Mr. Baxter and Mr. Collins assumed responsibility in May 22, 2003 and June 25 2004, respectively.

Patrick P. Coyne, Executive Vice President/Managing Director/Head of Equity Investment, is a graduate of Harvard University with an MBA from the University of Pennsylvania's Wharton School. Mr. Coyne joined Delaware Investments' fixed-income department in 1990. Prior to joining Delaware Investments, he was a manager of Kidder, Peabody & Co. Inc.'s trading desk, and specialized in trading high-grade municipal bonds and municipal futures contracts. Mr. Coyne is a member of the Municipal Bond Club of Philadelphia.

Joseph R. Baxter, Senior Vice President/Senior Portfolio Manager, is a graduate of LaSalle University where he earned his undergraduate degree in finance and marketing. Prior to joining Delaware in 1999, he held investment positions with First Union. Most recently, he served as a municipal portfolio manager for the Evergreen Funds.

Robert F. Collins, Senior Vice President/Senior Portfolio Manager, is a graduate of Ursinus College where he earned his Bachelor of Arts degree in economics. Prior to joining Delaware Investments in 2004, he co-managed the municipal portfolio management group within PNC Advisors, overseeing the tax-exempt investments of high-net worth and institutional accounts. Previously, Mr. Collins headed the municipal fixed income team at Wilmington Trust Company, managing funds and high-net worth accounts. Mr. Collins is a CFA Charterholder and a former president of the Financial Analysts of Wilmington.

This Supplement is dated January 3, 2005.